UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2013

CH ENERGY GROUP, INC.

CENTRAL HUDSON GAS & ELECTRIC CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	IRS Employer Identification No.
0-30512	CH Energy Group, Inc. (Incorporated in New York) 284 South Avenue Poughkeepsie, NY 12601-4839 (845) 452-2000	14-1804460
1-3268	Central Hudson Gas & Electric Corporation (Incorporated in New York) 284 South Avenue Poughkeepsie, NY 12601-4839 (845) 452-2000	14-0555980

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events

On May 30, 2013, CH Energy Group, Inc., Central Hudson Gas & Electric Corporation and Fortis Inc. (the "Petitioners") filed a letter with the New York State Public Service Commission ("PSC") proposing enhancements to the Joint Proposal that was filed with the PSC in January 2013.  The letter will be made available by the PSC on its website at http://www.dps.ny.gov.  A copy of the press release issued in connection with filing the letter with the PSC is attached hereto as Exhibit 99.1, and the foregoing description is qualified in its entirety by reference thereto.

Item 9.01                          Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Document Designation
99.1	Press release, dated May 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

CH ENERGY GROUP, INC.

Date: May 30, 2013	By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Vice President - Accounting and Controller

CENTRAL HUDSON GAS & ELECTRIC CORPORATION

Date: May 30, 2013	By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Controller

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release, dated May 30, 2013